UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                       May 24, 2018
Date of Report (Date of earliest event reported)

           International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue
New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 24, 2018, International Seaways, Inc. held its Annual Meeting of Stockholders. The Registrant had 29,123,331 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, of which 19,574,119 shares were represented at the meeting by holders present in person or by proxy, constituting 67.21% of the shares outstanding and entitled to vote.  At the Annual Meeting, stockholders elected nine Directors, ratified the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year 2018, and approved, in an advisory vote, the compensation of the Named Executive Officers for 2017 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant's Proxy Statement.  All of the nominees for Directors were duly elected to serve, subject to the Registrant's By-laws, as Directors of the Registrant until the next Annual Meeting and until election and qualification of their successors.

The tabulation of the votes cast for each nominee for Director was as follows (there were 1,864,959 broker non-votes):

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Doug Wheat	17,425,491	283,669
Timothy J. Bernlohr	17,410,768	298,392
Ian T. Blackley	17,447,264	261,896
Randee E. Day	17,448,018	261,142
David I. Greenberg	17,497,452	211,708
Joseph I. Kronsberg	17,447,254	261,906
Ty E. Wallach	16,654,812	1,054,348
Gregory A. Wright	17,413,930	295,230
Lois K. Zabrocky	17,528,611	180,549

The resolution to ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year 2018 was ratified by a vote of 19,561,542 shares of Common Stock in favor, 7,479 shares of Common Stock against and 5,098 shares of Common Stock abstained.  There were no broker non-votes of Common Stock.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2017 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant's Proxy Statement was approved by a vote of 17,657,419 shares of Common Stock in favor, 47,183 shares of Common Stock against and 4,558 shares of Common Stock abstained.  There were 1,864,959 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: May 30, 2018	By:		/s/James D. Small III
		Name: Title:	James D. Small III Chief Administrative Officer, Senior Vice President, Secretary and General Counsel